Other Income (Tables)	12 Months Ended
Mar. 31, 2023
Other Income [Abstract]
Schedule of Other Income
	2023	2022	2021
	US$	US$	US$
		(restated)	(restated)
Interest income from financial institutions	25,280	1,485	783
Government subsidies (note (a))	15,308	—	—
Gain on exchange difference	—	30,887	—
Total	40,588	32,372	783
(a)	The government subsidies were granted under the Employment Support Scheme (“ESS”) for the Anti-epidemic fund from the Hong Kong Government to provide financial support to enterprises to retain their employees. Employers participating in ESS were required to undertake and warrant that they would: (i) not implement redundancies during the subsidy period; and (ii) spend all the wage subsidies on paying wages to their employees. There were no unfulfilled conditions nor other contingencies attached to the ESS funding.